FORM OF RIGHTS CERTIFICATE: COMMON STOCKHOLDER

-------------  ---------------   -------------    ---------------------------
  SEQUENCE       ACCOUNT KEY        RIGHT #            RIGHT TO PURCHASE

                                     RIGHTS

                               INTELLI-CHECK, INC.

                               RIGHTS CERTIFICATE

                   FOR INFORMATION AND ASSISTANCE PLEASE CALL:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                             (212) 509-4000 Ext. 535

      The undersigned has Rights of Intelli-Check, Inc. (the "Company"), entitling the undersigned to purchase the Company's common stock, par value $0.001 per share (the "Common Stock"), offered by the Company by its prospectus dated __________ (the "Prospectus"), subject to the terms described in the Prospectus.

      By executing this Rights Certificate, the undersigned acknowledges having received and read the Prospectus, and understands that as a Rightsholder (as defined in the Prospectus), subject to certain limitations stated in the Prospectus, the undersigned is entitled to purchase the number of shares of Common Stock, as is shown above based on a purchase price of $8.50 per share of Common Stock.

                                             By:
                                                ----------------------------
                                                       as Rights Agent

IMPORTANT: PAYMENT FOR SHARES OF COMMON STOCK MUST BE MADE BY WIRE TRANSFER, CHECK OR MONEY ORDER PAYABLE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR INTELLI-CHECK, INC. IN U.S. DOLLARS BEFORE THE APPLICABLE EXPIRATION DATE. IF FULL PAYMENT IS NOT RECEIVED BY CONTINENTAL STOCK TRANSFER & TRUST COMPANY BEFORE THE APPLICABLE EXPIRATION DATE YOUR PURCHASE WILL BE REJECTED.

AN EXERCISE FOR SHARES OF COMMON STOCK IS IRREVOCABLE.

THESE SECURITIES MAY BE REDEEMED BY THE COMPANY UPON THE TERMS DESCRIBED IN THE PROSPECTUS.

THE SECURITIES REPRESENTED BY THIS RIGHTS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR ENCUMBERED OR IN ANY OTHER WAY ALIENATED. ANY PURPORTED SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OR OTHER ALIENATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE NULL AND VOID.

              RIGHTS TO PURCHASE SHARES OF COMMON STOCK OFFERED BY
                               INTELLI-CHECK, INC.

      Exercise of Rights may have significant tax consequences. See "Certain Federal Income Tax Consequences" in the accompanying Prospectus.

      Upon the terms and subject to the conditions specified in the Prospectus, the undersigned hereby:

      A.    Purchases shares of Common Stock as follows:

            1.  NUMBER OF SHARES OF COMMON  STOCK  SUBSCRIBED  FOR  PURSUANT  TO
RIGHTS: ______________ (May not exceed the number of Rights on the face of this certificate)

            2. EXERCISE PRICE PER SHARE: $8.50

            3.  TOTAL  AMOUNT  OF  PAYMENT  FOR  SHARES  OF  COMMON  STOCK TO BE
PURCHASED: $_______________ (Line 1 multiplied by line 2)

            Check one box:

            |_| Enclosed is my check or money order payable to Continental Stock Transfer & Trust Company as Agent for Intelli-Check, Inc.

            |_| Payment has been made by wire transfer to Continental Stock Transfer & Trust Company's account (wire instructions are in the Prospectus).

      B.    Certifies as follows (check one and complete blanks):

            |_| As of March 30, 2001, I was the record holder AND beneficial owner of the shares of Common Stock to which the Rights exercised hereunder relate, and,

                  (i)   as   of   March   30,   2001,   I   beneficially   owned
                        _______________ shares of Common Stock; and

                  (ii) as of the date hereof, I continue to be the record holder and beneficial owner of _________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since the Record Date.

            |_|   As of the Record Date of the Rights exercised hereunder:

                  (i) shares of Common Stock to which the Rights exercised hereunder relate were held by the undersigned record holder on behalf of the beneficial owner of such shares; and

                  (ii) as of the date hereof, such beneficial owner continues to be the beneficial owner of ___________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since the Record Date.

RETURN THIS FORM IN THE PRE-ADDRESSED STAMPED ENVELOPE ALONG WITH A PAYMENT IN U.S. DOLLARS BY CHECK, DRAFT OR MONEY ORDER PAYABLE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR INTELLI-CHECK, INC. (OR PAYMENT MAY BE MADE BY WIRE TRANSFER) TO:

                        BY MAIL/HAND/OVERNIGHT DELIVERY:

                     Continental Stock Transfer & Trust Company
                     2 Broadway
                     New York, New York 10004

      Acceptance or rejection by the Company of this executed Rights Certificate shall be effective in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

      Shares of Common Stock will be registered in the same manner as set forth on the face of this Rights Certificate. Stock certificates evidencing such shares of Common Stock will be sent to you as soon as practicable after receipt of valid payment therefor.

Date:____________________________

Name:________________________________

Title:___________________________

Signature:_________________________

Day Phone: (   ) _____________________________

Evening Phone: (   ) _____________________________

              FORM OF RIGHTS CERTIFICATE: OPTION OR WARRANT HOLDER

-------------  ---------------   -------------    ---------------------------
  SEQUENCE       ACCOUNT KEY        RIGHT #            RIGHT TO PURCHASE

                                     RIGHTS

                               INTELLI-CHECK, INC.

                                     RIGHTS

                                   CERTIFICATE

                   FOR INFORMATION AND ASSISTANCE PLEASE CALL:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                             (212) _________________

      The undersigned has Rights of Intelli-check, Inc. (the "Company"), entitling the undersigned to purchase the Company's common stock, par value $0.001 per share (the "Common Stock"), offered by the Company by its prospectus dated _____________, (the "Prospectus"), subject to the terms described in the Prospectus.

      By executing this Rights Certificate, the undersigned acknowledges having received and read the Prospectus, and understands that as a Holder of Rights (as defined in the Prospectus), subject to certain limitations stated in the Prospectus, the undersigned is entitled to purchase the number of shares of Common Stock, as is shown above based on a purchase price of $ 8.50 per share of Common Stock.

                                      By:
                                         ---------------------------------
                                                  as Rights Agent

IMPORTANT: PAYMENT FOR SHARES OF COMMON STOCK MUST BE MADE BY WIRE TRANSFER, CHECK OR MONEY ORDER PAYABLE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR INTELLI-CHECK, INC., IN U.S. DOLLARS BEFORE THE APPLICABLE EXPIRATION DATE.

IF FULL PAYMENT IS NOT RECEIVED BY CONTINENTAL STOCK TRANSFER & TRUST COMPANY BEFORE THE APPLICABLE EXPIRATION DATE YOUR PURCHASE WILL BE REJECTED.

AN EXERCISE FOR SHARES OF COMMON STOCK IS IRREVOCABLE.

THESE SECURITIES MAY BE REDEEMED BY THE COMPANY UPON THE TERMS DESCRIBED IN THE PROSPECTUS.

THE SECURITIES REPRESENTED BY THIS RIGHTS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR ENCUMBERED OR IN ANY OTHER WAY ALIENATED. ANY PURPORTED SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OR OTHER ALIENATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE NULL AND VOID.

              RIGHTS TO PURCHASE SHARES OF COMMON STOCK OFFERED BY
                               INTELLI-CHECK, INC.

      Upon the terms and subject to the conditions specified in the Prospectus, the undersigned hereby:

      A.    Purchases shares of Common Stock as follows:

            1.  NUMBER OF SHARES OF COMMON  STOCK  SUBSCRIBED  FOR  PURSUANT  TO
RIGHTS: __________ (May not exceed the number of Rights on the face of this certificate)

            2. EXERCISE PRICE PER SHARE:

               $8.50

            3.  TOTAL  AMOUNT  OF  PAYMENT  FOR  SHARES  OF  COMMON  STOCK TO BE
PURCHASED: $_________ (Line 1 multiplied by line 2)

            Check one box:


            |_| Enclosed is my check or money order payable to Continental Stock Transfer and Trust Company as Agent for Intelli-Check, Inc.

            |_| Payment has been made by wire transfer to Continental Stock Transfer & Trust Company's account (wire instructions are in the Prospectus).

B.    Certifies as follows (check one):

      |_| As of the date on which I exercised stock options or warrants for the Common Stock to which the Rights exercised hereunder relate, I was the record holder and beneficial owner of the shares of such Common Stock; and

      (i) Upon the exercise of my options or warrants, I became the beneficial owner of __________________ shares of Common Stock; and

      (ii) as of the date hereof, I continue to be the record holder and beneficial owner of_________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since I exercised my stock options or warrants.

      |_| As of the date on which the stock options or warrants were exercised to purchase the Common Stock to which the Rights exercised hereunder relate, shares of such Common Stock where held by the undersigned record holder on behalf of the beneficial owner of such shares; and

      (i) Upon the exercise of options or warrants, such beneficial owner became the beneficial owner of __________________ shares of Common Stock; and

      (ii) as of the date hereof, such beneficial owner continues to be the beneficial owner of _________________ the shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since exercising the stock options or warrants.

RETURN THIS FORM IN THE PRE-ADDRESSED STAMPED ENVELOPE ALONG WITH A PAYMENT IN U.S. DOLLARS BY CHECK, DRAFT OR MONEY ORDER PAYABLE TO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY AS AGENT FOR INTELLI-CHECK, INC. (OR PAYMENT MAY BE MADE BY WIRE TRANSFER) TO:

                        BY MAIL/HAND/OVERNIGHT DELIVERY:

                     Continental Stock Transfer & Trust Company
                     2 Broadway
                     New York, New York 10011

      Acceptance or rejection by the Company of this executed Rights Certificate shall be effective in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

      Shares of Common Stock will be registered in the same manner as set forth on the face of this Rights Certificate. Stock certificates evidencing such shares of Common Stock will be sent to you as soon as practicable after receipt of valid payment therefor.

Date:__________________________

Name:__________________________

Title:_________________________

Signature:__________________________

Day Phone: (   )_____________________

Evening Phone: (   )_________________

                           FORM OF RIGHTS CERTIFICATE

                                     PART 2

SPECIAL DELIVERY INSTRUCTIONS FOR RIGHTSHOLDERS: UNLESS OTHERWISE INDICATED BELOW. THE RIGHTS AGENT IS HEREBY AUTHORIZED TO DELIVER CERTIFICATES FOR COMMON STOCK TO RIGHTSHOLDERS AT THE ADDRESS SET FORTH ABOVE.

To be completed ONLY if the certificate representing the Common Stock is to be sent to an address other than that shown above.

Mail and deliver to:

Name:
     -----------------------------       ----------------------------
             (Please Print)                     Street Address

     -----------------------------       ----------------------------
     City       State     Zip Code        Social Security or Tax ID#

                                 ACKNOWLEDGMENT

            THE RIGHTS CERTIFICATE IS NOT VALID UNLESS YOU SIGN BELOW

      I/We acknowledge receipt of the Prospectus and understand that after delivery to the Company, I/We may not modify or revoke this exercise.

      Under penalties of perjury, I/We certify that the information contained herein, including the social security number or taxpayer identification number given above, is correct.

      The signature below must correspond with the name of the registered holder exactly as it appears on the books of the Company's transfer agent without any alteration or change whatsoever.

Signature(s) of registered holder

         Dated:

      If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officers(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

         Name:                                Daytime Phone (   )

              --------------------------      ------------------------------
                     (Please Print)

                                              Evening Phone (   )

                                              ------------------------------

Capacity:

         --------------------------------
                  (Full Title)

Address:

        -------------------------------      Social Security or Taxpayer ID#
              (Including Zip Code)
                                             -------------------------------

                            GUARANTEE OF SIGNATURE(S)

      All Rightsholders who specify special delivery instructions must have their signatures guaranteed by an Eligible Institution. An "Eligible
Institution" for this purpose is a bank, stockbroker, savings and loan association and credit union with membership in an approved signature guaranteed medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

Authorized signature                     Name of Firm

------------------------------           -----------------------------

Name                                     Address

------------------------------           -----------------------------

Title                                    Area Code and

------------------------------           Telephone Number

                                         -----------------------------

Dated

------------------------------

NAME

------------------------------

ADDRESS

------------------------------
(CITY, STATE AND ZIP CODE)

                      PAYER'S NAME: ______________________

-----------------------------    ---------------------------------------------    ----------------------------------
SUBSTITUTE FORM W-9              PART 1: PROVIDE YOUR TIN IN THE BOX TO THE
                                 RIGHT AND CERTIFY BY SIGNING AND DATING
                                 BELOW                                            ----------------------------------
                                                                                  Social Security Number OR

                                                                                  ----------------------------------
                                                                                  Employer Identification No.
-----------------------------    ---------------------------------------------    ----------------------------------
DEPARTMENT OF THE TREASURY       PART 2:  CERTIFICATION.  Under  penalties of
INTERNAL REVENUE SERVICE         perjury,  I  certify  that  (1)  the  number
                                 above  on  this  form  is my  correct  Taxpayer
                                 Identification  Number (or I am  waiting  for a
                                 number to be  issued  to me),  and (2) I am not
                                 subject to backup  withholding either because I
                                 am exempt from backup  withholding,  I have not
                                 been  notified  by the IRS that I am subject to
                                 backup  withholding as a result of a failure to
                                 report all  interest or  dividends,  or the IRS
                                 has notified me that I am no longer  subject to
                                 backup withholding.
-----------------------------    ---------------------------------------------    ----------------------------------
PAYER'S REQUEST FOR              PART 3:
TAXPAYER IDENTIFICATION
NUMBER (TIN)                     Awaiting TIN
-----------------------------    ---------------------------------------------    ----------------------------------
FOR PAYEE EXEMPT FROM            PART 4:
BACKUP WITHHOLDING
                                 Exempt:

                                 Certificate  Instructions.  You must  cross out
                                 item (2) above if you have been notified by the
                                 IRS that you are subject to backup  withholding
                                 because of underreporting interest or dividends
                                 on your tax  return.  However,  if after  being
                                 notified  by the IRS that you were  subject  to
                                 backup   withholding,   you  received   another
                                 notification  from  the  IRS  that  you  are no
                                 longer  subject to backup  withholding,  do not
                                 cross out item (2).
-----------------------------    ---------------------------------------------    ----------------------------------

                           Signature:________________________________ Date:________________

                           Name (Please Print):____________________________________________

--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
      OF 31% OF ANY DIVIDEND PAYMENTS MADE TO YOU ON SHARES OF COMMON STOCK ISSUED UPON EXERCISE OF THE RIGHTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM 2-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable dividend payments made to me thereafter on shares of Common Stock issued upon exercise of the Rights will be withheld until I provide a taxpayer identification number.

          -------------------------------         ----------------------------
                     Signature                                Date

         Name (Please Print)